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                                                                Exhibit 14(b)(2)

[PRICEWATERHOUSECOOPERS LETTERHEAD]

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      One North Wacker
                                                      Chicago IL 60606
                                                      Telephone (312) 298 2000

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the reference to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-14 for Van Kampen Life Investment Trust Government Portfolio.


[PRICEWATERHOUSECOOPERS SIGNATURE]

February 27, 2002